The Royce Fund
Royce Opportunity Fund
Royce Special Equity Fund
Royce Micro-Cap Fund
Supplement to Prospectus dated May 1, 2004

Royce Opportunity Fund and Royce Special Equity Fund have been closed to new investors since March 15, 2004. Royce Micro-Cap Fund has been closed to new investors since November 4, 2003. Each closed Fund remains open to additional investments by existing investors and, to a limited extent described below, initial investments by institutional investors approved by the Fund's investment adviser. You may continue to purchase shares of the closed Funds if:

-	You are an existing shareholder of such Fund (either directly or through a financial intermediary) who:
(i)	adds to your account through the purchase of additional Fund shares; or
(ii)	adds to your account through the reinvestment of dividends and cash distributions from any shares owned in the Fund; or
(iii)	opens a new account that is registered in your name and has the same Taxpayer Identification or Social Security Number assigned to it. (This includes UGMA/UTMA accounts with you as custodian.)
-

You are a participant in a qualified defined contribution retirement plan, such as a 401(k), profit sharing or money purchase plan, 403(b) plan or 457 plan that invests through existing accounts in the closed Fund or through a financial intermediary. You may open new accounts in that plan if the closed Fund is an investment option. IRA transfers and rollovers from these plans can be used to open new accounts.

Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above. Shareholders in other Royce Funds are not permitted to acquire shares of any of the closed Funds by exchange.

Royce reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund; and (iii) close and re-open any Fund to new or existing shareholders at any time. Initial investments by institutional investors that have demonstrated interest in the Funds prior to their closing may be made through July 1, 2004. You may be required to demonstrate eligibility to buy shares of a closed Fund before an investment is accepted.

May 1, 2004